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Croft-Leominster

Income Fund

SEMI-ANNUAL REPORT

October 31, 2002

June 1st, 2002

Dear Shareholders:

From 1/01/02 through 6/01/02 your Income Fund has increased 1.85%. The Fund’s current yield is approximately 6.9% versus 4.96% for the 10-year Treasury and 5.54% for the 30-year Treasury.

Corporate bond investors continue to hold a “wait and see” posture as they mull the possibility, timing, and ramifications of a Fed funds rate increase. The Fed funds rate now stands at 1.75% and hasn’t been this low since the 3rd quarter of 1961. Although the easing cycle is over and we could receive a small rate increase as soon as this August, poor market visibility and an anemic recovery to date leave the timing and amount of the increase open to speculation.

Our corporate bond portfolio is aimed at long-term bonds with attractive yields, hence buying issues now is difficult to justify and thus our cash position has grown. To augment our return on this cash position we have been buying high quality short-term commercial paper. We will reinvest the cash as opportunities arise during the course of the year.

In response to current market conditions we have reduced our exposure of high yield bonds to only 12.3% of the total portfolio. We believe that higher quality bonds will hold their prices better than low quality bonds, especially given the current environment.

As of June 1st, 2002 the Income Fund had the following characteristics:

weighted yield to maturity of 6.9%, weighted average duration of 6.5, and weighted average maturity of 14.2 years. We continue to manage our credit risk through industry diversification and company analysis. We hold 69 corporate bond issues in 18 industries.

Thank you for your investment in the Croft-Leominster Income Fund.

With kindest regards,

Sincerely,

/s/Kent Croft

Kent Croft

CROFT-LEOMINSTER INCOME FUND
	Schedule of Investments
	October 31, 2002 (Unaudited)

Shares/Principal Value		Market Value

CLOSED END MUTUAL FUNDS - 2.73%
Taxable Bond Funds - 2.73%
6,200	Alliance World Dollar Gov't II Fund	$ 60,574
4,500	Salomon Brothers Worldwide Income Fund	52,200
9,600	Templeton Emerging Markets Income Fund	106,848
		219,622

Total Closed End Mutual Funds (Cost $230,112)		$ 219,622

PREFERRED STOCKS - 0.44%
1,400	Oxy Capital Trust, 8.160%, 1/20/39	35,322

Total Preferred Stocks (Cost $35,000)		$ 35,322

CORPORATE BONDS AND NOTES - 80.54%
Autos & Automotive Products - 2.16%
70,000	Ford Motor Co. Debentures, 8.900%, 1/15/32	$ 60,410
100,000	Daimler Chrysler NA, 8.500% 1/18/31	113,190
		173,600
Cable TV & Cellular Telephone - 8.91%
135,000	Cox Communications, Inc.Debentures, 7.250%, 11/15/15	132,665
185,000	CF Cable TV Inc. Senior Secured Notes, 9.125%, 7/15/07	194,657
75,000	Echostar Communications Corp. Senior Notes 9.375%, 2/1/09	75,000
125,000	GTE Corp. Debentures, 8.750%, 11/1/21	142,687
100,000	Tele-Communications, Inc. Notes, 7.875%, 8/1/13	101,540
80,000	Tele-Communications, Inc. Senior Debentures, 8.750%, 2/15/23	71,008
		717,557
Chemicals - 7.34%
65,000	ARCO Chemical Co. Debentures, 10.250%, 11/1/10	56,550
150,000	ARCO Chemical Co. Debentures, 9.800%, 2/1/20	112,500
75,000	Agrium, Inc. Debentures (Yankee), 7.800%, 2/1/27	71,063
70,000	IMC Global, Inc. Senior Notes, 11.250%, 6/1/11	75,250
30,000	IMC Global, Inc. Senior Debentures, 9.450%, 12/15/11	31,101
30,000	IMC Global, Inc. Debentures, 6.875%, 7/15/07	27,519
60,000	Millennium American Senior Unsecured Debentures, 7.625%, 11/15/26	46,800
100,000	Nova Chemicals Corp. Debentures, 7.400%, 4/1/09	86,000
100,000	Hanna MA Co. MTN 6.580%, 2/23/11	84,200
		590,983
Containers & Paper - 5.76%
150,000	Abitibi-Consolidated, Inc. Debentures, 7.400%, 4/1/18	130,815
45,000	Abitibi-Consolidated, Inc. Debentures, 7.500%, 4/1/28	37,148
30,000	Abitibi-Consolidated, Inc. Debentures, 8.850%, 8/1/30	28,644
100,000	Boise Cascade Corporation, Debentures, 7.350%, 2/1/16	89,060
175,000	Champion International Debentures, 7.625%, 9/1/23	178,010
		463,677
Electric & Gas Utilities - 5.58%
100,000	Constellation Energy Group Debentures, 6.125%, 3/1/09	94,490
67,000	El Paso Corp. Debentures, 7.00%, 5/15/11	44,220
40,000	Houston Lighting & Power, 1st Mortgage, 8.750%, 3/1/22	41,548
115,000	Old Dominion Electric, 1st Mortgage, 8.760%, 12/1/22	122,395
50,000	Portland General Electric, 1st Mortgage, 7.750% 4/15/23	43,860
100,000	Valero Energy Corp. Debentures, 8.750% 6/15/30	102,740
		449,253
Electronic Instruments and Controls - 1.46%
40,000	Arrow Electronics, Inc. Senior Debentures, 6.875%, 6/1/18	29,024
60,000	Arrow Electronics, Inc. Debentures, 7.500%, 1/15/27	41,586
50,000	Thomas & Betts Corp. Notes, 8.250%, 1/15/04	46,555
		117,165
Energy and Energy Services - 8.87%
85,000	Anderson Exp. LTD. 6.750%, 3/15/11	$ 91,562
65,000	Global Marine, Inc., Notes, 7.000%, 6/1/28	69,023
50,000	Magnum Hunter Res., Senior Notes, 10.000% 6/1/07	52,000
135,000	Mariner Energy Corp. Senior Subordinated Notes, 10.5%, 8/1/06	127,575
240,000	Occidental Petroleum, Senior Debentures, 7.200%, 4/1/28	257,616
150,000	Sonat, Inc. Debentures, 7.625%, 7/15/11	99,000
25,000	Sonat, Inc. Debentures, 6.875%, 6/1/05	17,500
		714,276
Environmental Service/Pollution Control - 0.65%
50,000	Waste Management, Inc. Debentures, 7.650%, 3/15/11	52,155

Financial Services - 9.40%
100,000	Ace Capital Trust II, 9.700%, 4/1/30	113,540
95,000	Aetna, Inc. Debentures, 7.250%, 8/15/23	98,657
100,000	American Financial Group Debentures, 7.125%, 4/15/09	91,920
100,000	Capital One Bank Senior Notes, 8.250%, 6/15/05	92,230
53,000	Capital One Bank Senior Notes, 6.875%, 2/15/06	47,764
60,000	CIGNA Corp. Debentures, 7.875%, 5/15/27	56,160
50,000	CSC Holdings, Inc. Senior Notes, 7.875%, 12/15/07	41,375
105,000	Lincoln National Corp. Debentures, 9.125%, 10/1/24	116,791
85,000	Nationwide Mutual Insurance Notes, 7.500%, 2/15/24	78,166
20,000	Washington Mutual Cap Company Guarantee, 8.375%, 6/1/27	20,788
		757,391
Food and Drug Producers - 1.73%
80,000	Borden, Inc. Sinking Fund Debentures, 9.250%, 6/15/19	51,576
90,000	Tyson Food, Inc. Notes, 7.000%, 01/15/28	87,903
		139,479
Gas & Gas Transmission - 1.15%
100,000	KN Energy, Inc. Debentures , 7.250%, 3/1/28	92,910

Hotels & Motels - 3.66%
80,000	Cendant Corp. Debentures, 6.870%, 8/15/06	79,600
250,000	Starwood Hotels & Restaurants Debentures , 7.750%, 11/15/25	215,025
		294,625
Industrial Goods - 2.82%
75,000	Cummins Engine Company, Inc. Debentures (Puts), 6.750%, 2/15/27	69,143
50,000	Terex Corp. Company Guarantee, 8.875%, 4/1/08	42,750
50,000	Tyco International Group, SA Company Guarantee, 5.800%, 8/1/06	43,750
50,000	Tyco International Group, SA Company Guarantee, 6.875%, 1/15/29	39,000
35,000	Tyco International LTD, Debentures, 6.375%, 1/15/04	32,200
		226,843
Media & Entertainment - 7.15%
186,000	Liberty Media Corp.Debentures, 8.250%, 2/1/30	177,184
345,000	Time Warner, Inc. Debentures, 9.150%, 2/1/23	352,762
45,000	Time Warner Entertainment Senior Debentures, 8.375%, 3/15/23	45,742
		575,688
Metals & Mining - 1.57%
130,000	Phelps Dodge Corp. Senior Notes, 9.500%, 6/1/31	126,139

Miscellaneous Consumer Goods & Services - 5.75%
10,000	Eastman Kodak Co. Notes, 9.375%, 3/15/03	10,183
85,000	GATX Capital Corp. Notes, 7.750%, 12/6/06	76,577
50,000	Proctor & Gamble Co. Debentures, 7.375%, 3/1/23	51,275
100,000	Tenneco Packaging, Inc. Debentures, 8.125% 6/15/17	112,940
100,000	The Toro Company Debentures, 7.800% 6/15/27	102,200
100,000	TRW, Inc. Debentures, 9.300% 6/15/17	110,310
		463,485
Printing & Publishing - 1.88%
165,000	News America Holdings, Inc. Senior Debentures, 7.750%, 2/1/24	151,388

Retail Stores - 0.67%
55,000	Albertson's, Inc. Notes, 6.520%, 4/10/28	54,202

Railroads - 1.67%
130,000	Burlington Northern Sante Fe Debentures, 7.500%, 7/15/23	134,576

Semiconductors - 0.39%
30,000	Flextronics Intl., LTD. Senior Subordinated Notes, 9.875%, 7/1/10	31,200

Tires - 0.73%
80,000	Goodyear Tire Debentures, 7.857%, 8/15/11	59,008

Telephones & Communications - 1.27%
115,000	Motorola, Inc. Debentures 6.500%, 11/15/28	86,422
13,549	Nynex Corp. Amortized Debentures, 9.550%, 5/1/10	15,622
		102,044

Total Corporate Bonds and Notes (Cost $6,556,465)		$ 6,487,644

COMERCIAL PAPER - 11.79%
350,000	American Express Credit Corp. 1.740%, 11/27/02	350,000
100,000	General Electric Capital Corp. 1.750%, 5/8/02	100,000
350,000	Ford Motor Credit Company 2.080%, 11/27/02	350,000
150,000	Sears Roebuck Corp. 2.100%, 11/22/02	150,000
		950,000

Total Comercial Paper (Cost $950,000)		$ 950,000

CASH AND EQUIVALENTS
Short Term Investments - 1.71%
137,362	U.S. Bank First American Treasury Obligation, 1.130%, (Cost $137,362)	137,362

TOTAL INVESTMENTS (Cost $7,948,443) 97.20%		7,829,950

OTHER ASSETS LESS LIABILITIES - 2.80%		225,220

NET ASSETS - 100.00%		$ 8,055,170

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Statement of Assets and Liabilities
October 31, 2002 (Unaudited)

Assets:
Investment Securities at Market Value	$ 7,829,950
(Identified Cost $7,948,443)
Cash	87,221
Receivables:
Interest	159,320
Securities Sales	43,000
Due from Advisor	15,721
Total Assets	8,135,212
Liabilities:
Accrued Expenses	80,042
Total Liabilities	80,042
Net Assets	$ 8,055,170

Net Assets Consist of:
Capital Paid In	$ 9,249,554
Accumulated and Undistributed Net Investment Income (Loss)	$ 2,850
Accumulated Realized Gain (Loss) on Investments - Net	(1,078,741)
Unrealized Appreciation/(Depreciation) in Value
of Investments Based on Identified Cost - Net	(118,493)
Net Assets for Shares Outstanding	$ 8,055,170

Per Share Net Asset Value and Redemption Price	$ 8.96
($8,055,170/898,769 shares)

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Statement of Operations (Unaudited)

5/1/2002
to
10/31/2002
Investment Income:
Dividends	$ 14,225
Interest	274,955
Total Investment Income	289,180
Expenses:
Advisory fees (Note 3)	32,618
Transfer agent & Accounting fees	13,800
Legal fees	4,598
Audit fees	6,166
Printing expense	3,711
Custody fees	2,561
Insurance expense	2,521
Registration fees	2,520
Directors fees	340
Other	3,299
Total Expenses	72,134

Less: Advisory fees waived (Note 3)	(26,719)
Net Expenses	45,415

Net Investment Income	243,765

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(117,227)
Unrealized Appreciation (Depreciation) on Investments	(125,976)
Net Realized and Unrealized Gain (Loss) on Investments	(243,203)

Net Increase (Decrease) in Net Assets from Operations	$ 562

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
	Statement of Changes in Net Assets (Unaudited)

	Six Months	Year
	ended	ended
	October 31, 2002	April 30, 2002
Operations:
Net investment income (loss)	$ 243,765	$ 505,850
Net realized gain (loss) on investment transactions	(117,227)	(139,760)
Net unrealized appreciation (depreciation) on investments	(125,976)	172,802
Net increase (decrease) in net assets resulting from operations	562	538,892
Dividends and Distributions to Shareholders From:
Net investment income	(240,914)	(523,219)
Return of capital	0	(28,471)
Net change in net assets from Distributions	(240,914)	(551,690)
Capital Share Transactions:
Proceeds from sale of shares	216,935	550,467
Shares issued on reinvestment of dividends	183,892	417,291
Cost of shares redeemed	(392,761)	(346,506)
Net Increase (Decrease) from Shareholder Activity	8,066	621,252

Net Assets:
Net increase (decrease) in net assets	(232,286)	608,454
Beginning of year	8,287,456	7,679,002
End of year ( including accumulated undistributed
net investment income of $0, and $17,369, respectively)	$ 8,055,170	$ 8,287,456

Share Transactions:
Shares sold	23,713	58,381
Shares issued on reinvestment of dividends	20,513	44,449
Shares redeemed	(43,045)	(36,503)
Net increase (decrease) in shares	1,182	66,327
Outstanding at beginning of period	897,587	831,260
Outstanding at end of period	898,769	897,587

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
			Financial Highlights
			October 31, 2002 (Unaudited)
		Selected data for a share outstanding throughout the period.

	Six Months	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/02	4/30/02	4/30/01	4/30/00	4/30/99

Net Asset Value at Beginning of Period	$ 9.23	$ 9.24	$ 9.43	$ 10.47	$ 10.95
Net Investment Income	0.27	0.59	0.72	0.76	0.77
Net Gains or Losses on Securities
(Realized and Unrealized)	(0.27)	0.04	(0.20)	(1.02)	(0.46)
Total from Investment Operations	0.00	0.63	0.52	(0.26)	0.31

Dividends (From Net Investment Income)	(0.27)	(0.61)	(0.71)	(0.78)	(0.76)
Distributions (From Capital Gains)	0.00	0.00	0.00	0.00	(0.03)
Return of Capital	0.00	(0.03)	0.00	0.00	0.00
Total Distributions	(0.27)	(0.64)	(0.71)	(0.78)	(0.79)

Net Asset Value at End of Period	$ 8.96	$ 9.23	$ 9.24	$ 9.43	$ 10.47

Total Return	0.02%	6.91%	5.78%	(2.40)%	2.91%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 8,055	$ 8,287	$ 7,679	$ 8,157	$ 10,121
Ratio of Expenses to Average
Net Assets before reimbursement	1.75%	1.76%	1.91%	1.79%	1.78%
Ratio of Expenses to Average
Net Assets after reimbursement	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income to Average
Net Assets before reimbursement	5.26%	5.57%	6.92%	6.97%	6.47%
Ratio of Net Investment Income to Average
Net Assets after reimbursement	5.91%	6.23%	7.73%	7.66%	7.15%
Portfolio Turnover Rate	33.60%	23.80%	12.33%	5.87%	13.45%

* Not Annualized

The accompanying notes are an integral part of the financial statements.

Note 1. Organization

 The Croft-Leominster Income Fund (the “Fund”), is a managed portfolio of the Croft Funds Corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft Leominster Value Fund.  It was organized in 1994 to succeed to the business of Croft-Leominster Inc.’s Leominster Income Limited Partnership, an investment company organized as a limited partnership which commenced operations January 1, 1992 for the purpose of investing the partners’ capital in securities under professional investment management. This succession occurred on May 4, 1995 when the partnership’s net assets aggregating $3,175,041 were transferred to the Croft-Leominster Income Fund in exchange for 317,504 shares of the Fund’s capital stock. The Croft-Leominster Income Fund seeks a high level of current income with moderate risk of principal by investing primarily in a diversified portfolio of investment grade fixed-income securities.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at their last quoted sales price.  Investments for which have no sale is reported are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale and bid prices.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost doesn’t reflect the securities’ fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

Federal Income Taxes: The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required. Federal income tax loss carryfowards generated in prior years will be used to offset a portion of current year’s net realized gains.

Other: The Fund follows industry practice and records security transaction on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Fund retains Croft-Leominster Inc. (the “Advisor”) as its Investment Advisor.  Under the terms of the management agreement, the Advisor provides portfolio management and makes day-to-day investment decisions for the Fund. For its services as Advisor, the Fund pays a fee, computed daily and payable monthly at the annual rate of .79% of the Fund’s average daily net assets.  For the six months ended October 31, 2002, the Advisor earned $32,618.  Through the six months ended October 31, 2002, the Advisor guaranteed that the overall expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) would not exceed an annual rate of 1.10% of the Fund’s average net assets. As a result, for the six months ended October 31, 2002, the Advisor waived $26,719 of the advisory fee.

Pursuant to a plan of Distribution, the Fund pays a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  The Croft Funds Corporation elected to suspend the 12b-1 fee for the Fund on August 23, 1995.  The 12b-1 fee will be suspended into the foreseeable future; however, the Croft Funds Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

Certain Directors and officers of the Corporation are “interested persons” (as defined in the Investment Company Act of 1940) of the Corporation. Each “non-interested” Director is entitled to receive an annual fee of $500 plus expenses for services related to the Corporation.

Note 4. Capital Share Transactions

At October 31, 2002, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $9,249,554 for the Fund.

Note 5. Investments

For the six months ended October 31, 2002, the cost of purchases and the proceeds from the sales, other than short-term securities, aggregated $1,530,444 and $713,927, respectively.  As of April 30, 2002, the gross unrealized appreciation for all securities totaled $223,535 and the gross unrealized depreciation for all securities totaled $342,028, for an unrealized depreciation of $118,493.  The aggregate cost of securities for federal income tax purposes at October 31, 2002 was $7,948,443

.

Note 6. Distributions to Shareholders

The Fund makes distributions quarterly. During the six months ended October 31, 2002, distributions of $0.27 aggregating $240,915 were declared from net investment income.

Note 7. Loss Carryforwards

At April 30, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward of $914,352, of which $141,632 expires in 2008, $632,960 expires in 2009, and $139,760 expires in 2010. Capital loss carryforwards are available to offset future gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset, will not be distributed to shareholders.

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1-800-746-3322

                 This report is provided for the general information of the shareholders of the Croft-Leominster Value Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

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Croft-Leominster

Value Fund

SEMI-ANNUAL REPORT

October 31, 2002

June 1st, 2002

Dear Shareholder:

From 1/01/02 through 6/01/02, your Croft-Leominster Value Fund has declined       -3.6%. Over the same period the S&P 500 Index declined -6.5%. For the period beginning 1/01/00 and ending 6/01/01 the Value Fund increased +9.0% and the S&P 500 declined    -25.1%.

The Stock Market had another trying year in 2001 with technology and telecom issues posting the largest losses. The NASDAQ continued its downward slide losing        -17.2% since 12/31/01 in adding to its total -60.3% drop since the beginning of 2000. We continue to search for companies with solid operating histories, cash flow, and earnings outlook. Additionally, we look for firms with low price to book values, low downside risk, and above average long-term appreciation potential. As of June 1st, 2002 the Value Fund had the following characteristics.

	Value Fund	S&P 500 Index
Estimated 2002 Price/Earnings	15.3x	21.8x
Estimated Growth Rate	10.6%	8.5%
Yield	1.3%	1.4%

SPX Corp. continues to be our largest holding and we believe it has a strong future. SPX’s CEO John Blystone, one of three managers considered for replacing Jack Welch at GE, has considerable experience motivating employees and executing strategic initiatives designed for superior performance.  Since he took over as CEO in 1995, sales have increased five-fold to nearly $5 billion annually. SPX also produces a cash flow approximately equal to its net income providing a testament to the quality of their earnings. While its EPS is projected to grow 16% next year, SPX is trading at a considerable discount to the Diversified Industrial Manufacturers Index (DIMI).

Washington Mutual (WM), formerly one of our largest holdings, was recently eliminated from the portfolio due to a changing interest rate environment. We believe that the end of the federal reserves easing cycle and the possibility of an interest rate tightening would have a detrimental effect on both WM’s spreads and earnings power.

One feature of the Fund to which we pay particular attention to is the tax effect of capital gains on our shareholders. During the last three years, the Value Fund has been as high as 98% tax efficient (94% for 3 yrs. through 5/31/02). This means that by and large the Fund’s gains are not being passed on to you in the form of fiscal year-end capital gains taxes. This also means that our return figures are only minimally adjusted to accurately reflect your actual after-tax returns. When possible, we will continue to take steps to minimize capital gains.

Thank you for your investment in the Croft-Leominster Value Fund.

Sincerely,

/s/Kent Croft

Kent Croft

CROFT-LEOMINSTER VALUE FUND
		Schedule of Investments
		October 31, 2002 (Unaudited)

Shares		Market Value

COMMON STOCK - 93.72%

Appliance & Tool - 0.35%
1,200	Craftmade International, Inc.	$ 15,780

Auto & Truck Manufacturers - 1.28%
1,500	Ingersoll-Rand	58,500

Banks, Savings & Loans and Brokers - 4.85%
1,200	Bank of America	83,760
1,000	Wachovia Corp.	34,790
1,000	FleetBoston Financial Corp.	102,916
		221,466
Beverages - 1.95%
3,300	The Pepsi Bottling Group	88,935

Biotechnology & Drugs - 3.63%
555	Amerisource Bergen Corp.	39,488
2,000	Bristol Myers Squibb Co.	49,220
2,300	Wyeth	77,050
		165,758
Building and Construction - 1.13%
1,600	Stanley Works	51,792

Capital Equipment - 7.95%
1,100	Eaton Corp.	75,229
5,200	FMC Corp.*	159,068
4,408	Honeywell International, Inc.	105,527
2,000	Terex Corp.*	23,320
		363,144
Chemicals - 1.10%
1,380	Eastman Chemical Company	50,149

Conglomerates - 3.37%
1,000	Raytheon Co.	29,500
2,500	General Electric Company	63,125
1,500	Textron, Inc.	61,500
		154,125
Consumer Nondurables - 0.77%
400	Procter & Gamble Co.	35,380

Consumer Services - 1.04%
2,458	Viad Corp.	47,734

Containers & Paper - 1.35%
1,500	Packaging Corp. of America*	26,070
1,800	Pactiv Corp.*	35,712
		61,782
Financial Services - 7.87%
2,200	Capital One Financial Corp.	67,034
5,760	Citigroup, Inc.	212,832
600	PartnerRe Holdings, LTD.	31,800
4,100	Stillwell Financial, Inc.	48,011
		359,677
Food Processing - 0.47%
1,400	Smithfield Foods, Inc. *	21,756

Health Care - 1.04%
800	Becton Dickinson & Co.	23,608
800	McKesson Corporation	23,848
		47,456
Hotels and Motels - 0.92%
4,400	Cendant Corp. *	50,600
1,800	Starwood Hotels & Resorts, Inc.	41,940
		92,540
Insurance - 8.95%
3,350	ACE Ltd.	103,013
1,400	Hartford Financial Services Group, Inc.	55,300
2,743	Lincoln National Corp.	83,689
2,900	Prudential Financial Inc. *	84,680
2,900	The Saint Paul Companies, Inc.	72,160
511	Travelers Property & Casualty Class A *	3,310
511	Travelers Property & Casualty Class B *	6,877
		409,029
Materials - 0.53%
1,100	Engelhard Corp.	24,365

Media & Entertainment - 7.76%
5,300	Cablevisions Systems NY Group- Class A *	50,668
1,182	Clear Channel Communications, Inc.*	43,793
800	Fox Entertainment Group, Inc.*	19,528
1,200	Liberty Media Corp.	100,894
3,129	Viacom, Inc. Cl-B*	139,585
		354,468
Multi-Industry - 6.77%
5,224	SPX Corp.*	219,460
6,200	Tyco International Ltd.	89,652
		309,112
Paper & Paper Products - 6.17%
9,000	Abitibi Consolidated Inc.	57,150
3,900	Boise Cascade Corp.	92,781
10,161	Smurfit-Stone Container Corp.*	132,195
		282,126
Pharmaceutical - 6.86%
680	Amgen, Inc. *	31,661
600	Johnson & Johnson	35,250
1,000	King Pharmaceuticals, Inc. *	15,350
1,900	Pfizer, Inc.	60,363
8,000	Schering-Plough Corp.	170,800
		313,424
Retail - 3.90%
4,270	Lowes Companies, Inc.	178,187

Technology - 0.67%
1,650	Axcelis Technologies*	8,877
698	Flextronics International Ltd.*	5,838
200	International Business Machines Corp.	15,788
		30,503
Transportation - 1.11%
3,025	CP Ships Ltd.	36,330
1,025	Kansas City Southern Industries, Inc.*	14,350
		50,680
Utilities - 9.98%
2,001	Conoco, Inc.	97,049
1,600	Devon Energy Corp.	80,800
2,530	EnCana Corporation	73,623
7,400	El Paso Corp.	57,350
2,751	FMC Technologies, Inc. *	50,893
1,200	Lyondell Chemical Company	15,000
3,000	Premcor, Inc.	60,150
2,200	Vintage Petroleum, Inc.	21,120
		455,985
Closed-End Mutual Funds - 0.35%
700	The India Fund, Inc.	6,293
1,013	Jardine Fleming India Fund*	6,473
350	Morgan Stanley India Investment Fund	3,017
		15,783
Preferred Stocks - 0.47%
1,600	CVC 6.5% Convertible	21,408

TOTAL FOR COMMON STOCK (Cost $4,451,575)		4,281,044

Money Market Funds - 5.45%
248,977	First American Treasury Obligation Fund 1.13% (Cost $248,977)	248,977

TOTAL INVESTMENTS 99.16%		4,530,021
(Identified Cost $4,700,552)

ASSETS IN EXCESS OF LIABILITIES .84%		38,420

NET ASSETS - 100.00%		$ 4,568,441

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Statement of Assets and Liabilities
October 31, 2002 (Unaudited)

Assets:
Investment Securities at Market Value	$ 4,530,021
(Identified Cost $4,700,552)
Cash	30,876
Receivables:
Dividends and Interest	6,756
Due From Advisor	22,865
Securities Sold	3,519
Total Assets	4,594,037
Liabilities:
Accrued Expenses	25,596
Total Liabilities	25,596
Net Assets	$ 4,568,441

Net Assets Consist of:
Capital Paid In	4,981,154
Accumulated Undistributed Net Investment Income	554
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	(242,736)
Unrealized Appreciation/(Depreciation) in Value
of Investments Based on Identified Cost - Net	(170,531)
Net Assets for 354,305 Shares Outstanding	4,568,441

Offering Price Per Share ($4,568,441/354,305 shares)	$ 12.89

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Statement of Operations (Unaudited)

5/1/2002
to
10/31/2002
Investment Income:
Dividends	$ 36,746
Interest	971
Total Investment Income	37,717
Expenses:
Advisory fees (Note 3)	23,289
Transfer agent fees & accounting	12,880
Legal fees	4,598
Audit fees	6,166
Printing and postage expense	3,711
Custody fees	2,561
Registration fees	2,521
Insurance expense	1,946
Directors fee	517
Other fees	3,299
Total Expenses	61,488
Less:
Advisory fee waiver (Note 3)	(24,325)
Net Expenses	37,163
Net Investment Income / (Loss)	554

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(248,416)
Unrealized Appreciation (Depreciation) on Investments	(1,209,523)
Net Realized and Unrealized Gain (Loss) on Investments	(1,457,939)

Net Increase (Decrease) in Net Assets from Operations	$ (1,457,385)

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Statement of Changes in Net Assets (Unaudited)
	For the six months	For the year
	ended	ended
	October 31, 2002	April 30, 2002
Operations:
Net investment income (loss)	554	(12,230)
Net realized gain (loss) on investment transactions	(248,416)	14,824
Net unrealized appreciation (depreciation) on investments	(1,209,523)	(312,387)
Net increase (decrease) in net assets resulting from operations	(1,457,385)	(309,793)
Dividends and Distributions to Shareholders From:
Net investment income	0	(8,995)
Net realized gains	0	(80,441)
Net Change in Net Assets from Distributions	0	(89,436)
Capital Share Transactions:
Proceeds From Sale of Shares	516,848	868,537
Shares Issued on Reinvestment of Dividends	0	84,659
Cost of Shares Redeemed	(218,263)	(264,555)
Net Increase (Decrease) from Shareholder Activity	298,585	688,641

Net Assets:
Net increase (decrease) in net assets	(1,158,800)	289,412
Beginning of year	5,727,241	5,437,829
End of year ( including accumulated undistributed net investment income of $554 and $0, respectively)	$ 4,568,441	$ 5,727,241

Share Transactions:
Shares sold	38,558	50,426
Shares issued on reinvestment of dividends	0	4,706
Shares redeemed	(16,233)	(14,927)
Net increase (decrease) in shares	22,325	40,205
Outstanding at beginning of period	331,980	291,775
Outstanding at end of period	354,305	331,980

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
				Financial Highlights
				October 31, 2002 (Unaudited)
				Selected data for a share outstanding throughout the period.

	For the six months	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	October 31, 2002	April 30, 2002	April 30, 2001	April 30, 2000	April 30, 1999

Net Asset Value at Beginning of Period	$ 17.25	$ 18.64	$ 16.57	$ 16.65	$ 17.03
Net Investment Income/ (Loss)	0.00	(0.04)	0.05	(0.08)	(0.04)
Net Gains or Losses on Securities (Realized and Unrealized)	(4.36)	(1.07)	2.04	0.00	(0.10)
Total from Investment Operations	(4.36)	(1.11)	2.09	(0.08)	(0.14)

Distributions (From Net Investment Income)	0.00	(0.03)	(0.02)	0.00	0.00
Distributions (From Capital Gains)	0.00	(0.25)	0.00	0.00	(0.24)
Total Distributions	0.00	(0.28)	(0.02)	0.00	(0.24)

Net Asset Value at End of Period	$ 12.89	$ 17.25	$ 18.64	$ 16.57	$ 16.65

Total Return	(25.28)%	(6.05)%	12.61%	(0.48)%	(0.63)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,568	$ 5,727	$ 5,438	$ 4,864	$ 4,899
Ratio of Expenses to Average Net Assets before reimbursement	2.48%	1.17%	2.46%	2.47%	2.59%
Ratio of Net Investment Income to Average Net Assets before reimbursement	(0.96)%	(0.50)%	(0.74)%	(1.01)%	(1.37)%
Ratio of Expenses to Average Net Assets after reimbursement	1.50%	1.50%	1.44%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets after reimbursement	0.02%	0.01%	0.28%	(0.49)%	(0.29)%
Portfolio Turnover Rate	40.05%	47.79%	54.57%	55.66%	89.33%

* Annualized

The accompanying notes are an integral part of the financial statements.

Note 1. Organization

 The Croft-Leominster Value Fund (the “Fund”), a managed portfolio of the Croft Funds Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft Leominster Income Fund.  The Fund’s investment objective is to seek growth of capital.  It invests primarily (under normal market conditions, at least 65% of its total assets) in common stocks which are believed by the Manager to be undervalued and have good prospects for capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sales price.  Investments for which have no sale reported are valued at the last bid price. Short-term obligations having remaining maturities of 60 days or less, are valued at amortized cost. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Fund’s Board of Directors.

Federal Income Taxes: The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and to disclosure contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Other: The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for the financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund.  Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the Fund. Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  General accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Fund retains Croft-Leominster Inc. (the “Advisor”) as its Investment Advisor.  Under the terms of the management agreement, the Advisor provides portfolio management and makes day-to-day investment decisions for the Fund. For its services as Advisor, the Fund pays a fee, computed daily and payable monthly at the annual rate of 0.94% of the Fund’s average daily net asset value. For the six months ended October 31, 2002, the Advisor earned $23,289.  Through the year ended April 30, 2002, the Advisor guaranteed that the overall expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) would not exceed an annual rate of 1.50% of the Fund’s average net assets.  For the six months ending October 31, 2002, the Advisor waived $24,325 of the advisory fee.

Pursuant to a plan of Distribution, the Fund pays a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  The Corporation elected to suspend the 12b-1 fee on May 1, 1999. The 12b-1 fee will be suspended into the foreseeable future; however, the Corporation reserves the right to terminate the suspension and reinstate the 12b-1 fee at any time in its sole discretion.

Certain Directors and officers of the Corporation are “interested persons” (as defined in the Investment Company Act of 1940) of the Corporation. Each “non-interested” Director is entitled to receive an annual fee of $500 plus expenses for services relating to the Corporation.

Note 4. Capital Share Transactions

At October 31, 2002, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $4,981,154 the Fund.

Note 5. Investments

For the six months ended October 31,2002, the cost of purchases and the proceeds from sales, other than short-term securities, aggregated $1,272,463 and $965,985, respectively. As of October 31, 2002, the gross unrealized appreciation for all securities totaled $679,963 and the gross unrealized depreciation for all securities totaled $850,494, for an unrealized appreciation of $170,531.  The aggregate cost of securities for federal income tax purposes at October 31, 2002 was $4,700,552.

Note 6. Distributions to Shareholders

On December 27, 2001, the Fund paid a distribution of $0.03 per share from net investment income and $0.25 per share from net realized gains.

[GRAPHIC OMITTED]

1-800-746-3322

                 This report is provided for the general information of the shareholders of the Croft-Leominster Value Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.